UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 28, 2011

The Savannah Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Georgia	0-18560	58-1861820
State of Incorporation	SEC File No.	Tax I.D. No.

25 Bull Street, Savannah, GA 31401
(Address of principal executive offices) (Zip Code)

912-629-6486
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c)

Item 2.02 - Results of Operations and Financial Condition

On July 28, 2011, The Savannah Bancorp, Inc. ("Registrant") issued a news release with respect to the announcement of earnings for the second quarter of 2011.

A copy of Registrant's press release is attached hereto as Exhibit 99.1 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Savannah Bancorp, Inc. (Registrant)

By: /s/ Michael W. Harden, Jr.                                Date: July 29, 2011
Michael W. Harden, Jr.
Chief Financial Officer